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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-14818 (Commission File Number)	14-1541629 (I.R.S. Employer Identification No.)
38 Corporate Circle, Albany, New York (Address of principal executive offices)		(Zip Code) 12203

Registrant's telephone number, including area code: (518) 452-1242

        None
(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  EXHIBITS. The following exhibit is filed as part of this report and incorporated by reference in this report:

Exhibit No.	Description
99.1	Trans World Entertainment Company Press Release dated May 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE (including Item 12, "Disclosure of Results of Operations and Financial Condition").

        See the press release attached hereto as Exhibit 99.1 dated May 14, 2003, announcing Trans World Entertainment Corporation's financial results for the first quarter, 2003, ended May 3, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION
Date: May 15, 2003	By:	/s/ JOHN J. SULLIVAN John J. Sullivan Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Trans World Entertainment Company Press Release dated May 14, 2003.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE (including Item 12, "Disclosure of Results of Operations and Financial Condition").
SIGNATURES
EXHIBIT INDEX